UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2024

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34682 (Commission File Number)	27-1449820 (IRS Employer Identification No.)
1400 Prospect Ave. Helena, MT 59601 (Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (406) 442-3080

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EBMT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2024 Annual Meeting of Shareholders of Eagle Bancorp Montana, Inc. held on April 18, 2024, three proposals were submitted to the shareholders. Of 8,016,784 shares outstanding and entitled to vote at our Annual Meeting, 5,948,961 were present in person or by proxy. The proposals are described in detail in the Company’s Proxy Statement. The following is a summary of the voting results for each matter presented to the shareholders.

Proposal 1
Election of four directors, each to serve for a three-year term until the 2027 Annual Meeting: Kenneth M. Walsh, Shavon R. Cape, Thomas J. McCarvel and Laura F. Clark. Each nominee for director was elected by a vote of the shareholders as follows:

	Votes For	Votes Withheld	Broker Non-vote
Kenneth M. Walsh	3,725,091	973,737	1,250,038
Shavon R. Cape	4,172,301	526,527	1,250,038
Thomas J. McCarvel	4,420,173	278,655	1,250,038
Laura F. Clark	4,619,451	79,377	1,250,038

Proposal 2
Ratification of the appointment of Moss Adams LLP as independent registered public accounting firm for fiscal year 2024. The proposal was approved by a vote of shareholders as follows:

	Votes For	Votes Against	Abstentions
Ratification of Moss Adams LLP as independent registered public accountants	5,660,546	266,439	21,976

Proposal 3
The advisory vote on named executive officer compensation, as disclosed in our Proxy Statement, was approved by the following vote:

	Votes For	Votes Against	Abstentions	Broker Non-vote
Advisory vote on named executive officer compensation as disclosed in the Proxy Statement	3,139,939	1,301,687	257,297	1,250,038

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed as part of this Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.

Date: April 24, 2024	By:	/s/ Miranda J. Spaulding
Miranda J. Spaulding
Senior Vice President & CFO

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